Exhibit 99.1

NEWS RELEASE

LivaNova Completes Sale of Cardiac Rhythm Management Business to MicroPort Scientific Corporation

London, April 30, 2018 – LivaNova PLC (NASDAQ:LIVN) (“LivaNova” or the “Company”), a market-leading medical technology company, today announced it has successfully completed the divestiture of its Cardiac Rhythm Management (“CRM”) business to MicroPort Scientific Corporation (HK: 00853) (“MicroPort”) for $190 million in cash.

“With the completion of the CRM sale to MicroPort, LivaNova’s portfolio is now concentrated on our areas of strength and leadership: cardiac surgery and neuromodulation,” said Damien McDonald, LivaNova’s Chief Executive Officer. “This transaction enables us to concentrate our efforts on developing market-leading businesses in these areas, and will assist us in enhancing LivaNova’s position as an innovative medical device company that improves the lives of patients around the world and creates value for our shareholders.”

Advisors

Barclays served as financial advisor to LivaNova and Latham & Watkins LLP served as legal counsel.

About LivaNova

LivaNova PLC is a global medical technology company built on nearly five decades of experience and a relentless commitment to improve the lives of patients around the world. LivaNova’s advanced technologies and breakthrough treatments provide meaningful solutions for the benefit of patients, healthcare professionals and healthcare systems. Headquartered in London, LivaNova has a presence in more than 100 countries worldwide. The Company currently employs more than 3,500 employees. LivaNova operates as two business franchises: Cardiac Surgery and Neuromodulation, with operating headquarters in Mirandola (Italy) and Houston (U.S.A.), respectively.

For more information, please visit www.livanova.com.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. Forward-looking statements are not historical facts but are based on certain assumptions of management and describe LivaNova’s future plans, strategies and expectations. Forward-looking statements can generally be identified by the use of forward-looking terminology, including, but not limited to, “may,” “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” or variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements contained in this press release are based on information presently available to LivaNova and assumptions that LivaNova believes to be reasonable, but are inherently uncertain. As a result, LivaNova’s actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements due to risks and uncertainties that may be beyond LivaNova’s control, including without limitation risks relating to the sale of the CRM business franchise and unexpected costs or liabilities that may arise from such sale. You should carefully consider the risks and uncertainties that affect LivaNova, including those described in the “Risk Factors” section of LivaNova’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the United States Securities and Exchange Commission. LivaNova does not give any assurance (1) that LivaNova will achieve its expectations, or (2) concerning any result or the timing thereof, in each case, with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, cost reductions, business strategies, earnings or revenue trends or future financial results.

All information in this press release is as of the date of its release. LivaNova does not undertake or assume any obligation to update publicly any of the forward-looking statements in this press release to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this press release.

LivaNova PLC Investor Relations and Media

Karen King, +1 (281) 228-7262

Vice President, Investor Relations & Corporate Communications

Deanna Wilke, +1 (281) 727-2764

Director, Corporate Communications – Products & Therapies

corporate.communications@livanova.com

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